UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                               GARDENBURGER, INC.
             (Exact Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11
     1) Title of each class of securities  to which  transaction  applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) date Filed:

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205
                                                                 January 5, 2001


Dear Shareholders:

Our Annual Meeting of Shareholders will be held on Tuesday, February 13, 2001, at 10:00 a.m. Pacific Standard Time, at the Oregon Convention Center, 777 NE Martin Luther King Jr. Boulevard, Portland, Oregon 97232. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key management of your Company and its Directors, and to answer questions you may have.

The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of the Annual Report to Shareholders describing the Company's operations for the fiscal year ended September 30, 2000 are enclosed.

I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

                                          Yours for Better Health,

                                          GARDENBURGER, INC.



                                          Ronald C. Kesselman
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205
                             ----------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 13, 2001
                             -----------------------

To the Shareholders of Gardenburger, Inc.:

The Annual Meeting of Shareholders of GARDENBURGER, INC. (the "Company"), an Oregon corporation, will be held Tuesday, February 13, 2001, at 10:00 a.m. Pacific Standard Time, at the Oregon Convention Center, 777 NE Martin Luther King Jr. Boulevard, Portland, Oregon 97232. The purposes of the Annual Meeting will be:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders (holders of the Series A Convertible Preferred Stock, voting as a separate group, are entitled to elect two of the six directors);

     2.   To approve the Gardenburger, Inc. 2001 Stock Incentive Plan;

     3. To approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split of the Company's Common Stock and grant to the Company's Board of Directors the authority to set the ratio for the reverse split at one-for-five, one-for-six or one-for-seven or to not complete the reverse split, in its sole discretion; and

     4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 29, 2000, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of common stock or preferred stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the fiscal year ended September 30, 2000 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                            By Order of the Board of Directors:


                                            RONALD C. KESSELMAN
                                            CHAIRMAN OF THE BOARD OF DIRECTORS
Portland, Oregon
January 5, 2001

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205
                             -----------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 13, 2001
                             ----------------------

SOLICITATION AND REVOCATION OF PROXIES
This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and proxy card are being furnished to the shareholders of Gardenburger, Inc. (the "Company"), an Oregon corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held Tuesday, February 13, 2001, at 10:00 a.m. Pacific Standard Time, at the Oregon Convention Center, 777 NE Martin Luther King Jr. Boulevard, Portland, Oregon 97232, and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company without additional compensation for such services. All expenses of the Company associated with this solicitation will be borne by the Company. In addition, the Company reserves the right to utilize the services of an independent proxy solicitation firm to assist with the solicitation of proxies at an estimated cost of $5,000.

The two persons named as proxies on the enclosed proxy card, James W. Linford and Ronald C. Kesselman, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and, where a choice has been specified by the shareholder as provided in the proxy card, each proxy will be voted in accordance with the specification so made. Proxies submitted without specification will be voted in accordance with the recommendation of the Board of Directors FOR the election of all of the nominees for Directors proposed by the Board of Directors for which the holders are entitled to vote, FOR the approval of the Gardenburger, Inc. 2001 Stock Incentive Plan and FOR the approval of an amendment to Gardenburger, Inc.'s Articles of Incorporation to effect a reverse split of its Common Stock in a ratio to be determined by the Board of Directors, subject to parameters described in this Proxy Statement.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

These proxy materials and the Company's 2000 Annual Report to Shareholders are first being mailed on or about January 8, 2001 to shareholders of record of the Company's Common Stock on December 29, 2000. The address of the principal executive office, as well as the mailing address of the Company, is 1411 SW Morrison Street, Suite 400, Portland, Oregon 97205.

VOTING AT THE MEETING

In accordance with the Company's bylaws, the stock transfer records were compiled on December 29, 2000, the record date set by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that date, there were __________ shares of Common Stock, 2,762,500 shares of Series A Convertible Preferred Stock (the "Series A Shares") and 487,500 shares of Series B Convertible Preferred Stock (the "Series B Shares") outstanding and entitled to vote.

Holders of Common Stock outstanding on the record date are entitled to one vote per share on all matters presented for consideration by shareholders at the Annual Meeting, except that the Series A Shares are entitled to elect two Directors voting as a separate voting group. Holders of Preferred Stock outstanding on the record date are entitled to one vote per share on all matters, other than the election of the two Directors elected by the holders of Series A Shares. In general, a holder of Preferred Stock is entitled to a number of votes equal to the number of full shares of Common Stock into which such holder's shares of Preferred Stock may be converted on the record date, except that the voting entitlement of the Series B Shares did not change as a result of an adjustment to the conversion price of the Series B Shares due to the Company's failure to meet certain specified performance targets for 1999. Therefore, although the conversion price of the Series B Shares was decreased from $10.00 per share to $3.75 per share, the voting entitlement of the Series B Shares was not affected.

If a quorum is present at the Annual Meeting, (i) the persons nominated for election as Directors who receive the greatest number of votes cast in person or by proxy for the election of Directors by the shares entitled to vote thereon will be elected Directors; (ii) the Gardenburger, Inc. 2001 Stock Incentive Plan will be approved if (a) the votes cast at the Annual Meeting in favor of the approval of the plan by person or by proxy exceed the votes cast opposing approval of the plan and (b) the proposal receives the affirmative vote of the holders of at least a majority of the Series A Shares and Series B Shares, voting together as a single voting group; and (iii) the amendment to the Company's Articles of Incorporation to effect a reverse common stock split will be approved if the votes cast at the Annual Meeting in favor of the amendment in person or by proxy exceed the votes cast opposing the amendment.

Directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Abstention from voting or nonvoting by brokers will have no effect on the election. With respect to voting on Proposal Nos. 2 and 3 relating to the 2001 Stock Incentive Plan and the reverse stock split, respectively, abstention from voting and broker non-votes will also have no effect on results of the voting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the matter being considered and has not received instructions from the beneficial owner.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

At the Annual Meeting, holders of shares of Common Stock, Series A Shares and Series B Shares, voting together, will vote to elect four Directors, and the holders of the Series A Shares will vote separately to elect two additional Directors. The six Directors standing for election at the Annual Meeting represent three fewer Directors than serve on the Board of Directors currently.
E. Kay Stepp, Mary O. McWilliams and Michael L. Ray have submitted their resignations as Directors effective as of the date of the Annual Meeting. The Board of Directors has decided not to nominate replacements at this time. Therefore, the Board of Directors has adopted a resolution effective immediately prior to the Annual Meeting reducing the size of the Board to six members. Directors are elected on an annual basis. Each elected Director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

NOMINEES  FOR  DIRECTOR TO BE ELECTED BY HOLDERS OF COMMON  STOCK AND  PREFERRED
STOCK

The names and certain information concerning the persons to be nominated by the Board of Directors for election at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular Director or Directors has been withheld in the proxy. All nominees have consented to serve as Directors for the ensuing year.

The Company has no reason to believe that any of the nominees will be unable to serve as a Director. In the event of the death or unavailability of any nominee or nominees, proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Any vacancy that occurs in the Board of Directors, including vacancies caused by an increase in the number of directors, may be filled by affirmative vote of a majority of the number of directors fixed in accordance with the Company's bylaws. Proxies may not be voted for more than four nominees, except that proxies representing Series A Shares may be voted for a maximum of six nominees.

The Board of Directors has nominated the persons named in the following table for election as Directors:


NAME                               POSITION                                         AGE     DIRECTOR SINCE
----                               --------                                         ---     --------------
Alexander P. Coleman               Director                                          33          1998
Ronald C. Kesselman                Chairman of the Board                             57          1998
Richard L. Mazer                   Director                                          54          1998
Paul F. Wenner                     Founder and Director                              53          1985

ALEXANDER P. COLEMAN has been an investment partner of Dresdner Kleinwort Benson Private Equity LLC and a Vice President of Dresdner Kleinwort Benson North America LLC, each a financial investment firm, since January 1996. Mr. Coleman has been designated as a nominee for election as a Director pursuant to the agreement between the Company and Dresdner Kleinwort Benson Private Equity

Partners LP ("Dresdner") under which Dresdner acquired $15,000,000 principal amount of the Company's 7% Convertible Senior Subordinated Notes (the "Convertible Notes") in March 1998. Mr. Coleman received an M.B.A. from the University of Cambridge and a B.A. in Economics from the University of Vermont. He is also a director of KMC Telecom, Inc., Telecorp PCS, Inc., and Tritel Communications, Inc.

RONALD C. KESSELMAN was named Chairman of the Board of Directors of Gardenburger, Inc. on November 15, 2000. Mr. Kesselman has been Chairman and Chief Executive Officer of Elmer's Products and Executive Vice President of Borden Holdings, Inc., each food products companies, since 1996. He was also Chairman and Chief Executive Officer of Wise Foods from 1996 until May 1998 and was Group Vice President of Borden, Inc. from 1992 to 1996. Mr. Kesselman received an M.B.A. in Marketing from the Kellogg Graduate School of Management at Northwestern University and a B.A. degree in Economics from the University of Wisconsin.

RICHARD L. MAZER has been Executive Vice President and Chief Operating Officer of Ventura Foods, LLC, a food processor, since December 1997. Mr. Mazer has been involved in the food industry for the past 15 years, including through his strategic and financial consulting company, The Mazer Group, from 1992 to 1997. Mr. Mazer is on the Board of Trustees of Food for All (formerly Food Industry Crusade Against Hunger). Mr. Mazer received B.S. degrees in Economics and Management from Massachusetts Institute of Technology.

PAUL F. WENNER, presently the Company's Chief Creative Officer, founded the Company in 1985 as a sole proprietorship and acted as its Vice President from the date of its incorporation until December 1989, when he became the Company's President, Chief Executive Officer and Chairman of the Board. Mr. Wenner relinquished his duties as President in 1994 and as Chairman of the Board in 1995. Mr. Wenner currently holds the title of Chief Creative Officer. From 1980 through 1984, he owned and operated the Garden House Restaurant and Gourmet Cooking School, where he developed the Gardenburger(R)veggie patty. The school was affiliated with Mt. Hood Community College's evening educational curriculum. Mr. Wenner received two Associate of Arts degrees from Mt. Hood Community College.

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF SERIES A SHARES

In accordance with the terms of the Series A Shares, the Board of Directors has nominated the persons named in the following table for election as Directors to be voted on by the holders of Series A Shares voting as a separate voting group:

NAME                        POSITION             AGE          DIRECTOR SINCE
----                        --------             ---          --------------
Kyle A. Anderson            Director              44               1999
Jason M. Fish               Director              42               1999

KYLE A. ANDERSON is a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P., a consumer oriented private equity investment fund. Prior to joining Rosewood Capital Associates, in 1988, Mr. Anderson was a Vice President in the mergers and acquisitions department at First Boston Corporation. Mr. Anderson serves on the Board of Directors of Rubio's Restaurants, Inc.

JASON M. FISH is currently President and co-founder of Capital Source Holdings L.L.C., a commercial finance company focused on financing growth, acquisitions and recapitalizations with respect to small and mid-sized businesses. Mr. Fish was a managing member of Farallon Capital Management, L.L.C., and Farallon

Partners, L.L.C., which are management companies of affiliated investment funds, from April 1996 to August 2000. He was a managing director of a predecessor entity, Farallon Capital Management, Inc., from January 1993 through April 1996. A Farallon affiliate is an investor in Capital Source.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held seven meetings and took action pursuant to four unanimous written consents during the fiscal year ended September 30, 2000. The Board of Directors has three standing committees: a Finance and Audit Committee, an Executive Personnel and Compensation Committee and a Nominating and Governance Committee. No Director attended fewer than 75 percent of the total of the Board meetings and the meetings held by all committees of the Board on which he or she served during the fiscal year ended September 30, 2000.

FINANCE AND AUDIT COMMITTEE The Finance and Audit Committee (the "Audit Committee") is composed of Mr. Mazer (Committee Chair), Mr. Coleman, Mr. Anderson and Ms. Stepp, who are all outside Directors of the Company. The Audit Committee reviews the Company's financial and operational activities and seeks to ensure that such activities are performed in accordance with all internal and external auditing and accounting requirements. It also evaluates the Company's relationship with its outside auditors and major financing initiatives proposed by management. The Audit Committee held three meetings in the fiscal year ended September 30, 2000.

EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE The Executive Personnel and Compensation Committee (the "Compensation Committee") is composed of Mr. Coleman (Committee Chair), Ms. Stepp, Ms. McWilliams and Mr. Fish, each an outside Director of the Company. The Compensation Committee is responsible for designing and administering the Company's executive and all other employee compensation plans, providing oversight of other compensation matters, establishing officer salaries and bonuses, monitoring the performance and outside activities of officers, and overseeing succession planning. The Compensation Committee held four meetings and took action pursuant to one unanimous written consent in the fiscal year ended September 30, 2000.

NOMINATING AND GOVERNANCE COMMITTEE The Nominating and Governance Committee (the "Nominating Committee") is composed of Mr. Ray (Committee Chair), Mr. Kesselman and Mr. Wenner. Lyle G. Hubbard, the Company's former President and Chief Executive Officer and former Director, was a member of the Nominating Committee until his resignation from the Company in August 2000. The Nominating Committee is responsible for performing the Board's annual self evaluation, monitoring director performance, locating potential candidates to fill Board vacancies, and selecting the nominees to stand for election to the Board of Directors at each annual meeting of shareholders. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee held two meetings in the fiscal year ended September 30, 2000.

The Company's bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of Directors at the meeting. A shareholder who wishes to make a nomination must give written notice, by personal delivery or mail, to the Secretary of the Company. In the case of an annual meeting of shareholders, the notice must be received at the principal executive offices of the Company at the address specified above not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. The notice must include the information required by
Section 3.3 of the Company's bylaws.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing the Company's accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is comprised of four directors, all of whom meet independence requirements under current National Association of Securities Dealers corporate governance standards. The Audit Committee's activities are governed by a written charter adopted by the Board on April 18, 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

In discharging its responsibilities, the Audit Committee and its individual members have met with management and the Company's independent auditors, Arthur Andersen LLP, to review the Company's accounting functions and the audit process. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the United States Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Richard L. Mazer (Committee Chair)
Alex P. Coleman
Kyle A. Anderson
E. Kay Stepp

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

During fiscal 2000, Directors who served on the Compensation Committee included Mses. Stepp and McWilliams and Messrs. Coleman, Mazer and Fish. None of these individuals is an officer or employee of the Company.

Mr. Fish acted as a managing member of Farallon Partners, L.L.C. ("Farallon") until August 2000. On April 14, 1999, the Company sold 1,000,000 shares of Preferred Stock to entities affiliated with Farallon for an aggregate purchase price of $10,000,000.

Mr. Coleman is an investment partner of Dresdner Kleinwort Benson Private Equity LLC. The Company is indebted to an affiliate of Dresdner in the amount of $15,750,000 in connection with the Convertible Notes issued in March 1998.

                                 PROPOSAL NO. 2
          APPROVAL OF THE GARDENBURGER, INC. 2001 STOCK INCENTIVE PLAN

On _____________, 2000, the Board of Directors approved the Gardenburger, Inc. 2001 Stock Incentive Plan (the "2001 Plan"), subject to shareholder approval. The 2001 Plan, which will take effect on February 13, 2001, is intended to replace the Company's 1992 First Amended and Restated Combination Stock Option Plan (the "1992 Plan"), which would otherwise expire in January 2002. On December 15, 2000, the closing price of the Company's Common Stock was $0.9375 per share.

As of September 30, 2000, the 1992 Plan had 533,000 shares of Common Stock remaining available for future grants, which shares will now be available for grant of awards under the 2001 Plan in accordance with its terms. The 2001 Plan permits the issuance of up to 1,400,000 additional shares of the Company's Common Stock in connection with awards granted under the 2001 Plan. In addition, if any awards granted under the 1992 Plan are forfeited or expire in the future, shares of Common Stock reserved for such forfeited or expired awards will again become available for issuance under the 2001 Plan. Initially, [1,933,000] shares of Common Stock will be reserved for issuance under the 2001 Plan.

Under the terms of the 2001 Plan, no individual may be granted options in any calendar year representing the right to receive more than 50,000 shares;
provided that a grant of options covering up to 250,000 shares may be made in connection with the hiring of a new chief executive officer for the Company. Grants of stock appreciation rights and performance awards as described below are limited to 10,000 rights or awards, respectively, per individual in any calendar year.

In the event of any change affecting the Common Stock, such as a stock dividend, stock split, recapitalization, merger, consolidation, combination or other form of reorganization, the Compensation Committee, as plan administrator, may in its sole discretion make such proportionate adjustments, if any, as it deems appropriate to reflect such change in the Common Stock with respect to the aggregate number of shares for which awards may be granted under the 2001 Plan, the number of shares covered by outstanding awards under either the 1992 Plan or the 2001 Plan, and the base price or purchase price per share in respect of outstanding Awards. The Compensation Committee intends to make appropriate adjustments in the event the reverse stock split described under "Proposal No. 3 to Amend the Company's Articles of Incorporation to Permit a Reverse Stock Split" is completed.

The complete text of the 2001 Plan is attached to this proxy statement as Appendix B. The following description of the 2001 Plan summarizes some of its more significant provisions and is qualified in its entirety by reference to Appendix B.

PURPOSE

The purpose of the 2001 Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain, and reward key employees, non-employee consultants, and Directors. The 2001 Plan is also intended to strengthen the commonality of interests between the Company's shareholders and its employees, consultants, and Directors by offering stock options and other equity-based incentive awards to promote a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company.

AWARDS AND ELIGIBILITY

The 2001 Plan provides for stock-based awards to (i) employees and officers of the Company, (ii) selected non-employee consultants or advisers ("Consultants") to the Company or any subsidiary, and (iii) outside (non-employee) Directors of the Company. Awards that may be granted under the Plan include stock options, stock appreciation rights, restricted awards, performance awards and other stock based awards (collectively, "Awards"). The Compensation Committee of the Board of Directors will administer the 2001 Plan.

On November 14, 2000, a total of 184 persons were eligible for Awards under the 2001 Plan, including 3 executive officers, 173 other employees, and 8 outside (non-employee) Directors. At that date, these persons represented the pool of individuals employed by the Company considered to be eligible to participate in the 2001 Plan.

The following is a brief description of the types of Awards that may be granted under the 2001 Plan.

OPTIONS

Options granted under the 2001 Plan may be either incentive stock options qualified for favorable tax treatment under Section 422 of the Internal Revenue Code (the "Code") or nonqualified options. The Compensation Committee determines the number of shares of Common Stock subject to options granted, the option price, term and whether an option is an incentive or nonqualified stock option. Incentive stock options may be exercisable for not more than ten years from the date of grant. The 2001 Plan does not limit the maximum term for nonqualified options. The exercise price per share for options granted under the 2001 Plan generally must be at least 100 percent of the fair market value of a share of Common Stock on the date the option is granted for incentive stock options, 75 percent for nonqualified options and 25 percent for deferred compensation options. Deferred compensation options are nonqualified options granted to permit employees to defer the receipt of other compensation payable to them for tax purposes. The exercise price for options may be paid in cash or, at the discretion of the Compensation Committee, in whole or in part in shares of Common Stock. The Award Agreement for each Award will specify, as determined by the Compensation Committee: (a) the time or times when Awards become exercisable; (b) such other terms, conditions and restrictions as to when the Award may be exercised; and (c) the extent, if any, to which the Award will remain exercisable after the participant ceases to be an employee, Consultant or Director.

RESTRICTED AWARDS

The Compensation Committee may award Restricted Shares or Restricted Units under the 2001 Plan. Restricted Shares are shares of Common Stock that may be subject to forfeiture if the recipient terminates employment or service as a Consultant during a specified period. From the date of issuance of Restricted Shares, the recipient is entitled to the rights of a shareholder with respect to the shares, including voting and dividend rights. Restricted Units are Awards of units equivalent in value to a share of Common Stock, which similarly may be subject to forfeiture if the recipient terminates employment or service as a Consultant during a restriction period. Restricted Awards will be subject to such terms, conditions, and restrictions, as shall be determined by the Compensation Committee.

STOCK APPRECIATION RIGHTS

The Compensation Committee may grant stock appreciation rights ("SARs") under the 2001 Plan. A recipient of SARs will receive, upon exercise, a payment based on the increase in the price of a share of Common Stock between the date of grant and the date of exercise.

PERFORMANCE AWARDS

Performance Awards are designated in units equivalent in value to a share of Common Stock. A Performance Award is subject to forfeiture if or to the extent that the Company or a business unit, or a combination thereof, as specified by the Compensation Committee, fails to meet performance goals established for a designated performance cycle. Performance goals will be based on one or more measures relating to earnings, profitability, efficiency, or return to shareholders, such as earnings per share, operating profit, stock price, costs of production or other measures. Business unit goals will be based on a combination of financial and strategic goals related to the performance of an identified business unit for which an individual has responsibility. Performance Awards earned by attaining performance goals are paid at the end of a performance cycle in cash, shares of Common Stock, or any other form approved by the Compensation Committee.

The 2001 Plan is intended to provide the Company flexibility to qualify compensation attributable to Performance Awards for deduction in full under
Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

Certain Awards granted under the 2001 Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the recipient of an option will recognize no regular income upon grant or exercise of the incentive stock option. However, the gain resulting from the exercise of an incentive stock option is included in the alternative minimum taxable income of the optionee and may, under certain conditions, be taxed under the alternative minimum tax. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant or within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

Certain Awards under the 2001 Plan will be treated as nonqualified options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a nonqualified option until the option is exercised. At the time of exercise of a nonqualified option, the recipient of an option will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a nonqualified option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise is taxable to the recipient either as short-term or long-term capital gain, and will not result in any taxable gain or loss to the Company.

The Committee may permit recipients of options to pay all or a portion of the exercise price for an option using previously acquired shares of Common Stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the recipient other than any gain recognized as a result of exercise of the option, as described above.

An employee who receives stock as a Restricted Award, Performance Award or otherwise in connection with the performance of services will generally realize taxable income at the time of receipt based on the value of the shares, unless the shares are not substantially vested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest based on the value of the shares at the time of vesting, unless the employee has made an 83(b) election (in which case the employee will realize taxable income in the year of receipt based on the value of the shares at that time). The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

The grant of a SAR to an employee will not cause the recognition of income by the employee. Upon exercise of a SAR, the employee will realize ordinary income equal to the amount of cash payable to the employee plus the fair market value of any shares of Common Stock delivered to the employee. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the employee in connection with the exercise of a SAR.

Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under IRS regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval of a per-employee limit on the number of shares as to which options and SARs may be granted. Other requirements are that the option or SAR be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the common stock on the date of grant. The 2001 Plan has been structured to permit Awards to meet the section 162(m) requirements where appropriate.

NEW PLAN BENEFITS

As of the date of this Proxy Statement, no Awards have been made under the 2001 Plan.

RECOMMENDATION OF THE BOARD

The Board of Directors recommends that shareholders vote FOR the proposal to approve the Gardenburger, Inc. 2001 Stock Incentive Plan as described above.

                                 PROPOSAL NO. 3
                TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                     TO PERMIT A REVERSE COMMON STOCK SPLIT

The Board of Directors believes it is advisable and in the best interests of shareholders of the Company to effect a reverse stock split of the Company's outstanding Common Stock. The Board is asking shareholders to approve an amendment to the Company's Restated Articles of Incorporation (the "Restated Articles") to effect a reverse split of the Company's Common Stock and grant to the Board the authority to set the ratio for the reverse split at either one-for-five, one-for-six, or one-for-seven (the "Reverse Stock Split"), or not to complete the Reverse Stock Split as determined in the discretion of the Board. The principal effect of the Reverse Stock Split would be to decrease the outstanding number of shares of Common Stock. The relative voting and other rights that accompany shares of Common Stock will not be affected by the Reverse Stock Split.

The Board is asking that shareholders approve a range of exchange ratios for the Reverse Stock Split because it is not possible at this time to predict market conditions at the time the split would be implemented. If shareholders approve the proposal for the Reverse Stock Spit at the Annual Meeting, the Board will be authorized to implement a reverse stock split at a ratio of either one-for-five, one-for-six, or one-for-seven, or to abandon the split, as determined at the discretion of the Board. The Board will set the ratio for the Reverse Stock Split or abandon the Reverse Stock Split as it determines is advisable considering relevant market conditions at the time the reverse split is to be implemented or abandoned.

The proposed amendment to the Company's Restated Articles to effect the Reverse Stock Split is attached hereto as Appendix C.

Shareholders  do not have the statutory right to dissent and obtain an appraisal
of  their  shares  under  Oregon  law  or  under  the   Company's   Articles  of
Incorporation or Bylaws in connection with the Reverse Stock Split.

PURPOSE

The Board is proposing the Reverse Stock Split in an effort to increase the market price of the Company's Common Stock for the purpose of meeting one of the standards for continued listing of the Company's Common Stock on the Nasdaq National Market and to increase the attractiveness of the Company's Common Stock to the financial community. On December 15, 2000, the closing price of the Company's Common Stock was $0.9375 per share. In order to meet the standards for continued listing on the Nasdaq National Market, the Company must, among other criteria, maintain a minimum bid price for its Common Stock of $5.00 per share. The Reverse Stock Split would give the Company a better opportunity to maintain the minimum bid price for its Common Stock necessary for continued listing on the Nasdaq National Market.

On October 23, 2000, the Company received written notice from Nasdaq that its Common Stock had not met the minimum bid price requirement for listing on the National Market System required by Nasdaq Marketplace Rule 4450(b)(4) (the "Rule"). The Company has been given until January 22, 2001, to regain compliance with the Rule. If the Company is unable to demonstrate compliance with the Rule by that date, its Common Stock will be delisted unless the Company has requested a hearing before a Nasdaq Listing Qualifications Panel (the "Panel"). The

Company intends to submit a request for a hearing before the Panel in mid-January 2001 and, at the hearing (which the Company expects to occur in mid to late February), to present its reasons why it believes the Common Stock should not be delisted from the National Market System, including its proposal to effect the Reverse Stock Split in an effort to bring its minimum bid price back into compliance with the Rule.

Another Nasdaq National Market listing requirement is that the Common Stock in the public float have a market value of at least $15 million. The Company's public float market value has ranged from $___ million to $___ million during the month of December 2000. Thus, it is unlikely that the Company will be able to meet this market capitalization requirement unless there is significant appreciation in the market price of the Common Stock separate from that which may occur as a result of the Reverse Stock Split.

Among the many factors considered by the Board in reaching its decision to recommend the Reverse Stock Split, the Board considered the consequences of delisting from the Nasdaq National Market. If the Common Stock is delisted, the Company's Common Stock may then only be traded on the over-the-counter market, which would reduce the marketability and liquidity of shares. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's Common Stock. In addition, if the Common Stock were delisted and the trading price of the Common Stock continued to be less than $5.00 per share, trading in the Common Stock would be subject to certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by broker-dealers in connection with any trades involving "penny stock." The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in the Company's Common Stock.

Failure to increase the Company's stock price could also have other effects. For instance, brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in low-priced stocks. Further, since the broker's commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs (commissions, markups, or markdowns) which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the Common Stock. Each of these factors could weaken the market for the Company's Common Stock.

On the other hand, if implemented, the Reverse Stock Split may result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock, particularly as the ratio for the Reverse Stock Split increases. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares. In addition, the Reverse Stock Split will make it more difficult for the Company to meet other requirements for continued listing on the Nasdaq National Market relating to the minimum number of shares that must be in the public float of the Company's stock and the minimum number of round lot holders of such stock.

There is no assurance that the market price of the Common Stock immediately after implementation of the Reverse Stock Split will increase proportionately to the reverse split ratio or that a higher price will be maintained for any period of time. Further, it is unlikely that the Reverse Stock Split will enable the Company to continue to meet standards for continued listing on the Nasdaq National Market without a substantial increase in the market price beyond what is expected to occur by reason of the Reverse Stock Split.

EFFECTING THE REVERSE STOCK SPLIT; FRACTIONAL SHARES

If approved by shareholders at the Annual Meeting, the Reverse Stock Split will be effected only upon the Board's determination that the Reverse Stock Split is in the best interests of the Company and the shareholders and its establishment of an appropriate reverse split ratio based on factors at the time. The Board will consider, among other factors, prevailing market conditions, the likely effect of a reverse split on the market price of the Common Stock and on the Company's compliance with Nasdaq listing standards, and the marketability and liquidity of the Common Stock. The Reverse Stock Split could become effective on any date selected by the Board of Directors on or prior to the Company's next Annual Meeting of Shareholders. Due to the Company's anticipated hearing before the Panel, however, it is expected that the Reverse Stock Split will be completed in February 2001. If for any reason the Board of Directors deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of an amendment to the Restated Articles with the Secretary of State of the State of Oregon, without further action by the shareholders of the Company.

To effect the Reverse Stock Split, the Board would, after making a determination that the Reverse Stock Split is advisable and setting the reverse split ratio, authorize the filing with the Secretary of State of the State of Oregon on any date selected by the Board of an amendment to the Restated Articles containing the provision effecting the Reverse Stock Split. Without further action on the part of the Company or the shareholders, the shares of Common Stock held by shareholders of record as of the effective time set forth in the Restated Articles (the "Effective Time") would be converted into the right to receive a number of shares of Common Stock issued in accordance with the Restated Articles (the "New Common Stock") calculated based on the reverse split ratio chosen by the Board. For example, if a shareholder presently holds 100 shares of Common Stock, he or she would hold 20 shares following a one-for-five split, 16 shares following a one-for-six split, or 14 shares following a one-for-seven split. No fractional shares or scrip would be issued and, in lieu thereof, each shareholder who would otherwise have been entitled to a fraction of a share of the New Common Stock would receive a cash payment for such share based on the average closing price for a share of Common Stock on the Nasdaq or other securities trading market on which it is traded for the five trading days immediately preceding the date of the Reverse Stock Split. Accordingly, in the event of a one-for-six split, the example shareholder above would receive a cash payment calculated by multiplying .667 by the average market price for the Company's common stock on the five trading days immediately preceding the date of the split. Shares of New Common Stock issued upon completion of the Reverse Stock Split will be fully paid and nonassessable.

As soon as practicable after the Effective Time, the Company, or its transfer agent, will send a letter to each shareholder of record at the Effective Time for use in transmitting certificates representing shares of Common Stock ("old certificates") to the Company's transfer agent, Equiserve, First Chicago Trust Division (the "Exchange Agent"). The letter of transmittal will contain instructions for the surrender of old certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock and a cash payment in lieu of any fractional share. No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

Shareholders will then receive a new certificate or certificates representing the number of whole shares of New Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding old certificates held by shareholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split. Shareholders should not send their old certificates to the Exchange Agent until they have received the letter of transmittal. All expenses of the exchange of certificates will be borne by the Company.

EFFECT ON OUTSTANDING SECURITIES

If the Reverse Stock Split is completed, the number of shares of Common Stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of Common Stock owned by each shareholder will remain essentially unchanged. All outstanding stock options and convertible securities will be adjusted to reduce the number of shares to be issued upon exercise or conversion of such options or convertible securities proportionately. Accordingly, following the Reverse Stock Split, each outstanding Series A Share and Series B Share will be convertible into a proportionately fewer number of shares of Common Stock. The voting rights of shares of Preferred Stock will be adjusted so that the Preferred Stock maintains its current relative voting entitlement.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material anticipated federal income tax consequences of the Reverse Stock Split to shareholders of the Company. This summary is based on the Federal income tax laws now in effect and as currently interpreted; it does not take into account possible changes in such laws or interpretations. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the Federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws, and does not address any consequence of the Reverse Stock Split under any state, local, or foreign tax laws.

ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX LAWS.

The Company believes that the Reverse Stock Split should qualify as a reorganization with respect to the Company and its shareholders. If the Reverse Stock Split qualifies as a recapitalization under Section 368(a) (1) (E) of the Internal Revenue Code, as expected, a shareholder of the Company who exchanges his or her Common Stock solely for New Common Stock should recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in his or her shares of New Common Stock received from the Company should be the same as his or her aggregate tax basis in the Common Stock exchanged therefor. The holding period of the New Common Stock received by such shareholder should include the period during which the surrendered Common Stock was held, provided all such Common Stock was held as a capital asset at the Effective Time. Shareholders who receive cash in lieu of a fractional share will realize capital gain (or loss) in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional share surrendered, unless the transaction is deemed to be equivalent to a dividend.

RECOMMENDATION OF THE BOARD

The Board recommends that shareholders vote FOR the proposal to approve the amendment to the Company's Restated Articles to effect the Reverse Stock Split and grant to the Board the authority to establish the ratio for the Reverse Stock Split at a one-for-five, one-for-six, or a one-for-seven ratio, or not to complete the Reverse Stock Split, in its discretion.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 30, 2000, certain information furnished to the Company with respect to beneficial ownership of the Company's Common Stock and Preferred Stock by (i) each Director and Director nominee, (ii) the "named executive officers" (as defined under "Executive Compensation"),
(iii) all persons known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock or Preferred Stock, and (iv) all executive officers and Directors as a group.


NAME AND ADDRESS OF BENEFICIAL OWNER                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (A)
------------------------------------                             ---------------------------------------------
                                                            SHARES OF    PERCENTAGE    SHARES OF       PERCENTAGE
                                                            COMMON           OF        PREFERRED           OF
                                                            STOCK (B)      CLASS         STOCK           CLASS
                                                            ---------    ----------    ---------       ----------
Paul F. Wenner (C)                                            1,760,420    17.7%            -              -
1411 SW Morrison Street, Suite 400
Portland, Oregon 97205

Dresdner Kleinwort Benson Private Equity Partners LP (D)      1,491,986    15.0%            -              -
75 Wall Street
New York, New York 10005

Alexander P. Coleman (B)(D)                                       9,000      *              -              -

Rosewood Capital III, L.P. (E)                                1,250,050    12.2%       1,000,000         30.8%
One Maritime Plaza, Suite 1330
San Francisco, California 94111

Kyle A. Anderson (B)(E)                                           6,000      *             -               -

Gruber & McBaine Capital Management LLC (F)                   1,063,320    11.2%         400,000         12.3%
50 Osgood Place, Penthouse
San Francisco, California 94133

Farallon Partners, L.L.C. (G)                                   928,737     9.4%         740,000         22.8%
One Maritime Plaza, Suite 1325
San Francisco, California 94111

Farallon Capital Management, L.L.C. (G)                         325,013     3.5%         260,000          8.0%
One Maritime Plaza, Suite 1325
San Francisco, California 94111

Taunus Corporation (H)                                          821,033     8.4%         650,000         20.0%
31 West 52nd Street
New York, NY 10019

Lyle G. Hubbard                                                 488,300     5.2%           -               -

James W. Linford                                                 66,140      *

E. Kay Stepp (I)                                                 56,400      *             -               -

Michael L. Ray                                                   22,000      *             -               -

Mary O. McWilliams                                               21,250      *             -               -

Peter W. Shipp                                                   19,815      *             -               -

Richard L. Mazer                                                 14,000      *             -               -

Ronald C. Kesselman                                              14,100      *             -               -

Jason M. Fish (B)                                                 6,000      *             -               -

Lorraine Crawford                                                 4,200      *

All current executive officers and directors as a group       1,999,325    19.7%           -               -
(12 persons) (J)


*Less than one percent

(A) Applicable percentage of ownership is based on 9,002,101 shares of Common Stock and 3,250,000 shares of Preferred Stock outstanding as of November 30, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and is based on voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants that are exercisable currently or within 60 days after November 30, 2000 and convertible securities that are convertible currently or within 60 days after November 30, 2000, are deemed outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, to the Company's knowledge, each of the persons named above has sole voting and investment power with respect to all shares shown as being beneficially owned by them.
(B) Includes shares of Common Stock subject to options exercisable within 60 days after November 30, 2000 as follows:

     Name                               Number of Options
     -------------------------------    ----------------------
     Mr. Wenner                               961,240
     Mr. Hubbard                              450,000
     Mr. Linford                               55,140
     Ms. Stepp                                 48,000
     Mr. Ray                                   21,000
     Ms. McWilliams                            18,000
     Mr. Shipp                                 17,815
     Mr. Mazer                                 12,000
     Mr. Kesselman                             12,000
     Mr. Fish                                   6,000
     Mr. Anderson                               6,000
     Mr. Coleman                                6,000
     Ms. Crawford                               4,200
     All current executive  officers
       and Directors as a group             1,167,395

(C) Mr. Wenner has shared voting and dispositive power as to 32,654 shares of Common Stock, which are held by the Paul F. Wenner Charitable Foundation Trust.
(D) Includes 1,313,485 shares of Common Stock that Dresdner has the right to acquire upon conversion of the Convertible Notes. The conversion price was $11.42 as of November 30, 2000. Mr. Coleman is an Authorized Person and an Investment Partner at Dresdner Kleinwort Benson Private Equity LLC, the General Partner of Dresdner. Mr. Coleman disclaims beneficial ownership of all shares owned by Dresdner.
(E) Represents 1,250,050 shares of Common Stock issuable upon conversion of 1,000,000 shares of Preferred Stock. Kyle A. Anderson may be deemed to be a beneficial owner of such shares based on his position as a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P. (together, "Rosewood"). Mr. Anderson disclaims beneficial ownership of all such shares.
(F) Gruber & McBaine Capital Management, LLC ("GMCM"), has shared voting and dispositive power with respect to 563,300 shares of Common Stock. Jon D. Gruber and J. Patterson McBaine are the managers of GMCM, an investment adviser, and Thomas O. Lloyd-Butler is a member of GMCM. Includes 400,000 shares of Preferred Stock (convertible into 500,020 shares of Common Stock) which GMCM and its affiliates either own or with respect to which they have voting or dispositive power.
(G) Each of the entities affiliated with Farallon Partners, L.L.C. ("FPLLC") and the accounts managed by Farallon Capital Management, L.L.C. ("FCMLLC"), a registered investment adviser (together such entities and accounts, "Farallon"), that acquired shares of Preferred Stock holds such securities directly in its own name. In addition, two of such entities own an aggregate of 3,700 shares of Common Stock. FPLLC, as the general partner of certain of such entities, and FCMLLC, pursuant to investment management agreements, each may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), be deemed to own beneficially the shares held by such entities and accounts, as well as the shares of

     Common Stock into which the shares of Preferred Stock are convertible. Each of FCMLLC and FPLLC, and each managing member thereof, disclaims any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution. The 740,000 and 260,000 shares of Preferred Stock owned by such entities are convertible into 925,037 and 325,013 shares of Common Stock, respectively.
(H) Includes 650,000 shares of Preferred Stock, which are currently convertible into 812,533 shares of Common Stock. Of the Preferred Stock beneficially owned, 500,000 shares are owned by BT Capital Investors, L.P. and 150,000 shares are owned by BT Investment Partners.
(I) Includes 3,300 shares of Common Stock owned by Ms. Stepp's husband, as to which Ms. Stepp has indirect ownership. Ms. Stepp disclaims any voting or investment power with respect to all such shares.
(J) Excludes 1,491,986 shares beneficially owned by Dresdner, 1,253,750 shares beneficially owned by Farallon, and 1,250,050 shares beneficially owned by Rosewood, as to which Messrs. Coleman, Fish and Anderson, respectively, may be deemed to have beneficial ownership.


                               EXECUTIVE OFFICERS

The following table identifies the executive officers of the Company as of November 30, 2000, the positions they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors annually to hold office until their successors are elected and qualified.


                                                                                                  POSITION HELD
NAME                              AGE       CURRENT POSITION(S) WITH COMPANY                          SINCE
-----------------------------    -------    ------------------------------------------------     ----------------
James W. Linford                   53       Interim President and Chief Executive Officer             2000

Lorraine Crawford                  45       Corporate Controller and Acting Chief                     2000
                                              Financial Officer
Peter W. Shipp                     58       Senior Vice President, Chief Administrative               2000
                                              Officer, Secretary and Treasurer

JAMES W. LINFORD joined the Company in March 1997 as Vice President of Supply Chain. In fiscal 2000, upon the resignation of the Company's Chief Executive Officer, Mr. Linford was promoted to Interim President and Chief Executive Officer. He was Vice President and General Manager of CH2M Hill Food Group from 1995 to 1997, Director of Manufacturing for Ocean Spray Cranberries from 1993 to 1995 and General Manager of Operations for Ore-Ida Foods, a division of the Heinz Company, from 1987 to 1993. Mr. Linford received his B.S. degree from the University of Idaho.

LORRAINE CRAWFORD joined Gardenburger in March 1997 as Assistant Controller. In February 2000 she was appointed Corporate Controller and Acting Chief Financial Officer. Ms. Crawford has twenty years of experience in financial reporting and accounting, financial and systems consulting and cash management. She is a Certified Public Accountant and a Certified Management Accountant. From 1995 to 1997, Ms. Crawford consulted with Gardenburger on various management information system and financial projects. From 1986 to 1995 she was a Senior Audit Manager with Deloitte & Touche, LLP. Ms. Crawford also held controllership and financial reporting positions with First City National Bank and Mosbacher Production Company. She received her B.B.A. in Accounting from Texas A&M University.

PETER W. SHIPP joined Gardenburger as Vice President of Human Resources in July 1998 and was appointed Senior Vice President, Chief Administrative Officer, Secretary and Treasurer in fiscal 2000. From 1995 to 1998, Mr. Shipp was Managing Principal, the Walters Shipp Group. Prior senior assignments included Vice President, Human Resources at Charles Schwab & Company and Director, Human Resources, Disney Consumer Products Group of the Walt Disney Company. Mr. Shipp also held human resources managerial posts with United Airlines, Crown Zellerbach and Stauffer Chemical. Mr. Shipp received his B.A. from San Francisco State University, and has taken additional graduate coursework in industrial relations.

                             EXECUTIVE COMPENSATION

Due to a change in the Company's fiscal year during 1999 to a fiscal year ending September 30 rather than December 31, all 1999 information reflects only nine months of activity, whereas 2000, 1998 and 1997 information reflects a full 12 months. The Company has included compensation data for Mr. Hubbard for fiscal year 1997 to satisfy Securities and Exchange Commission interpretations requiring that three full years of annual compensation information be provided. Information below includes all salary paid to named individuals in years in which they acted as executive officers of the Company, but does not include years in which such individuals served in non-executive positions in the Company.

SUMMARY COMPENSATION TABLE
The following table provides information for the years indicated concerning compensation earned by the Company's former Chief Executive Officer and the other executive officers of the Company whose salary and bonus during fiscal 2000 exceeded $100,000 (collectively referred to as the "named executive officers").

                                                                                  Long Term
                                                                                 Compensation
                                                   Annual Compensation              Awards
                                               -----------------------------    ---------------
                                                                                  Securities        All Other
                                                                                  Underlying         Compen-
Name and Principal Position          Year       Salary (A)         Bonus         Options ( #)       sation (B)
--------------------------------     ------    ------------    -------------    ---------------    -------------
Lyle G. Hubbard, President,          2000        $312,914         $ -                     -          $1,191,846
 Former Chief Executive              1999         240,588             -             174,812               2,980
Officer
  and Director  (C)                  1998         287,149         213,000            40,000              14,824
                                     1997         239,365         113,896            11,250               3,322

James W. Linford                     2000         161,346          19,688            10,000               4,401
 Interim President and Chief
 Executive Officer

Peter W. Shipp (D)                   2000         132,500          16,313            10,000               5,159
 Senior Vice President, Chief
 Administrative Officer,
 Secretary and Treasurer

Lorraine Crawford (E)                2000          88,753          28,053            10,000               2,259
 Corporate Controller and
 Acting Chief Financial Officer


(A) Amounts shown include cash compensation earned in each respective year, including amounts deferred at the election of the named executive officer pursuant to the Company's 401(k) Plan.

(B)  Amounts included in this column for 2000 are as follows:
                                          LIFE INSURANCE
     NAME              401(K) MATCHING       PREMIUMS          SEVERANCE
     ----              ---------------       ---------         ---------
     Mr. Hubbard          $4,528               $2,035          $1,185,283
     Mr. Linford           2,988                1,413               -
     Mr. Shipp             2,458                2,701               -
     Ms. Crawford          1,689                  570               -

(C) Mr. Hubbard resigned as President and Chief Executive Officer and as a Director effective August 4, 2000. A portion of Mr. Hubbard's severance payment ($146,268) represented the prorated incentive bonus that Mr. Hubbard would have received if he had been terminated without cause.
(D)  Mr. Shipp became an executive officer of the Company in February 2000.
(E)  Ms. Crawford became an executive officer of the Company in January 2000.


STOCK OPTIONS
The following table contains information concerning the grant of stock options under the Company's 1992 Plan to the named executive officers in fiscal 2000.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   Potential
                                                                                               Realizable Value
                                                                                               At Assumed Annual
                                                                                             Rates of Stock Price
                                                                                               Appreciation for
                                                Individual Grants                                Option Term (B)
                           ------------------------------------------------------------    ----------------------------
                              Number of       % of Total
                             Securities        Options
                             Underlying       Granted to
                               Options       Employees in     Exercise     Expiration
        Name                 Granted (A)     Fiscal Year    Price ($/Sh.)     Date              5%            10%
----------------------     ---------------- --------------- -------------- ------------    -------------- -------------
Lyle G. Hubbard                    -               -               -            -                 -             -
James W. Linford                10,000           3.85%         $6.375       02/10/2010         $41,110      $103,222
Lorraine Crawford               10,000           3.85%         $6.375       02/10/2010         $41,110      $103,222
Peter W. Shipp                  10,000           3.85%         $6.375       02/10/2010         $41,110      $103,222

(A) Options granted during fiscal 2000 to the named executive officers vest as to 33 1/3 percent on the first anniversary of the grant date and as to an additional 33 1/3 percent on each of the second and third anniversaries thereof. See "Change-in-Control Arrangements."
(B) These calculations are based on certain assumed annual rates of appreciation as required by executive compensation disclosure rules adopted by the SEC. Under these rules, an assumption is made that the shares underlying the stock options shown in this table will appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and overall stock market conditions. There is no assurance that amounts reflected in this table will be achieved.

OPTION EXERCISES AND HOLDINGS
The following table provides information concerning unexercised options held at September 30, 2000 with respect to the named executive officers. No named executive officers exercised any options during fiscal 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                            Number of
                                       Securities Underlying               Value of Unexercised
                                        Unexercised Options                In-The-Money Options
                                     At September 30, 2000 (#)          At September 30, 2000 (A)
   Name                              Exercisable Unexercisable          Exercisable Unexercisable
   ----------------------------- ----------------------------------- ---------------------------------
   Lyle G. Hubbard                    543,520                -              -                -
   James W. Linford                    55,140           42,280              -                -
   Lorraine Crawford                    4,200           11,800              -                -
   Peter W. Shipp                      17,815           29,628              -                -


(A) Based on the market price of the underlying securities at September 30, 2000, $2.53125 per share, no options were in-the-money at that date.


                              DIRECTOR COMPENSATION

During fiscal 2000, four non-employee Directors of the Company, Ms. McWilliams and Messrs. Kesselman, Mazer and Ray, received an annual retainer of $12,000 paid in four equal quarterly installments; Messrs. Anderson, Coleman, Fish and Wenner were not paid a retainer. Ms. Stepp was paid an annual retainer of $20,000 in four equal quarterly installments for performing her duties as Chairman of the Board. Non-employee Directors are also reimbursed for their expenses incurred in attending meetings of the Board of Directors. Each non-employee Director, except for Ms. Stepp, also received stock option grants under the 1992 Plan covering 7,500 shares of the Company's Common Stock. Ms. Stepp received options covering 10,000 shares of the Company's Common Stock.

      EMPLOYMENT CONTRACTS AND SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACT AND RELATED AGREEMENTS WITH LYLE G. HUBBARD
Effective August 4, 2000, Lyle G. Hubbard resigned as President and Chief Executive Officer and as a Director of the Company. At the time of his resignation, Mr. Hubbard was subject to an employment agreement with the Company dated April 14, 1996, as amended November 16, 1998, March 5, 1999, and December 9, 1999. The agreement and the amendments are together referred to as the "Employment Agreement." Mr. Hubbard and the Company also entered into a Retention Incentive Agreement dated November 10, 1999 (the "Retention Agreement").

Upon his resignation, Mr. Hubbard was paid $1,185,283 pursuant to a Separation Agreement and Mutual Release dated August 4, 2000 (the "Separation Agreement"), entered into between the Company and Mr. Hubbard. The payment was comprised of amounts that would have been payable to Mr. Hubbard under the Employment Agreement and the Retention Agreement in connection with a termination without cause, and certain severance payments. Under the terms of the Separation Agreement, the Company made the payments to Mr. Hubbard described above and provided some additional health insurance coverage in consideration for a release of claims. In addition, Mr. Hubbard acknowledged certain noncompetition and nonsolicitation covenants in the Employment Agreement.

The Employment Agreement provided that, in the event Mr. Hubbard's employment was terminated by virtue of death or disability or "without cause" in the absence of a "change in control" (as defined in the Employment Agreement), he would be entitled to his then current base compensation prorated through the effective date of the termination; plus the annual target incentive bonus in effect as of the date of termination of Mr. Hubbard's employment prorated through the effective date of termination as if such annual target incentives had been achieved; plus, upon Mr. Hubbard's execution of a release of claims satisfactory to the Company, severance pay equal to (i) the greater of one and one-half times his annual base compensation in effect as of the date of termination or the base compensation remaining to be paid to him for the duration of the term of the Employment Agreement, and (ii) one and one-half times the average of the incentive bonuses received by Mr. Hubbard for the two calendar years preceding the calendar year in which the termination occurred.

The Employment Agreement contained a noncompetition covenant that prohibited Mr. Hubbard, during his employment and for a two-year period after the date of termination of his employment with the Company, from engaging in or assisting any business that competes with the Company in the production, marketing or sale of meat substitute vegetarian food products.

In November 1999, the Company authorized the payment of a one-time retention bonus to Mr. Hubbard, payable in full, if he continued to be an employee of the Company through December 31, 2000, or payable in a prorated amount if Mr. Hubbard's employment was terminated other than for cause. Mr. Hubbard received a prorated portion of his retention bonus upon his resignation.

RETENTION BONUSES FOR OFFICERS
In November 1999, the Company authorized the payment of a one-time retention bonus to each member of the Company's senior management team if such person continued to be an employee of the Company through December 31, 2000, or the date of an earlier change in control of the Company. The amount of each bonus is equal to the employee's 1999 base salary. In January 2001, Mr. Linford and Mr. Shipp will each receive a retention bonus as follows: Mr. Linford, $155,000; and Mr. Shipp, $125,000.

SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS
Certain options granted to the named executive officers of the Company after May 24, 1995 contain provisions to the effect that such options will immediately become exercisable as to shares not previously vested upon (i) termination of employment by the Company without cause, or as a result of the optionee's death or disability; or (ii) a Change in Control of the Company. A Change in Control will be deemed to have occurred upon the earlier of:
         (a) the date that any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities; or
         (b) the date of any annual or special meeting of shareholders at which a majority of the Directors then elected are not individuals nominated by the Company's then incumbent Board; or
         (c) the date of approval by the shareholders of the Company of (i) a plan of merger or consolidation of the Company in which such shareholders will not hold at least 75 percent of the combined voting power of the resulting entity immediately following such merger or consolidation, or (ii) a plan of complete liquidation of the Company or an agreement for the sale of substantially all of the Company's assets.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The Board of Directors is responsible for reviewing executive officer compensation in accordance with policies approved by the Board. Executive officers who serve on the Board of Directors do not participate in decisions concerning their own compensation. Awards to executive officers under the Company's stock incentive plan are made by the Compensation Committee.

COMPENSATION PHILOSOPHY AND POLICIES
The Company's philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on the performance of the
Company. Executive officer compensation includes market competitive base salaries, annual performance-based bonuses, 401(k) contributions and long-term stock-based incentive opportunities in the form of options exercisable to purchase the Company's Common Stock. Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's named executive officers. It is the policy of the Board of Directors that, to the extent possible, compensation will be structured so that it meets the "performance-based" criteria as defined by Section 162(m) and therefore is not subject to federal income tax deduction limitations. The Board of Directors has the right to waive pre-established performance criteria in granting awards.

BASE SALARIES
In setting the 2000 salaries for the executive officers listed in the Summary Compensation Table above, the Company utilized a study prepared by Towers Perrin. The study surveyed companies within the Company's industry and looked at factors such as annual revenues and expected growth rates. Some of the companies included in the above mentioned survey are also included in the indices used in the Performance Graph included in this Proxy Statement. Base salaries are targeted to be in the 50th to 75th percentile of the comparison companies. Based on this target, Mr. Hubbard's 2000 base salary level was established at $315,000 and Mr. Linford's base salary for fiscal 2000 was increased to $175,000 upon his assumption of Interim President and Chief Executive Officer duties. Total compensation paid to the Company's Chief Executive Officer for fiscal 2000 was not based on performance, but instead resulted from base salary and contractual severance payments.

ANNUAL BONUSES
The Company's 2000 Executive Bonus Plan provided for performance-based bonuses based on (1) achieving certain revenue growth targets while not exceeding certain operating loss objectives and (2) individual performance. Target bonus amounts were 55 percent of base salary for the Chief Executive Officer and 45 percent of base salary for the Company's other executive officers. The bonus target was based 75 percent on achievement of revenue and profitability targets and 25 percent on individual contribution as determined by the Chief Executive Officer. An unlimited payout was possible for exceeding the sales growth targets. Towers Perrin assisted the Compensation Committee in the determination of bonus criteria and target amounts relative to annual base salary. No bonuses were paid under the revenue growth portion of the bonus plan for 2000. Bonuses under the individual contribution portion of the 2000 Executive Bonus Plan paid to the named executive officers, except for Mr. Hubbard, ranged from $16,313 to $28,053, constituting 11.25% to 25.0% of the executive officers' annual base salary. Mr. Hubbard received severance payments that included $146,268 representing the prorated incentive bonus that Mr. Hubbard would have received in the event of a termination of his employment without cause.

CAPITAL ACCUMULATION/RETIREMENT PLANS
The Company offers its employees the opportunity to participate in a defined contribution retirement (401(k)) plan designed to allow employees, including executive officers, to accumulate retirement funds. The first two percent of each employee's compensation is eligible for a pro-rata matching contribution by the Company.

STOCK OPTION AWARDS FOR 2000
The Company's 1992 Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock. Options are granted at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Stock options are granted to aid in attracting and retaining key employees and to align the interests of key employees with those of shareholders by providing an economic incentive to maximize shareholder value. Stock options have value for employees only if the price of the Company's stock increases above the fair market value on the date the option is granted.

The number of shares subject to stock options granted to an employee is based on the employee's ability to affect corporate results, which generally depends on the level and amount of responsibility of the employee's position. See the "Option Grants in Last Fiscal Year" table for a summary of stock options granted to the named executive officers in fiscal 2000.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
Alexander P. Coleman (Chair)        Jason M. Fish
Mary O. McWilliams                  E. Kay Stepp

                             STOCK PERFORMANCE GRAPH

The SEC requires that public companies include in their proxy statements a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) the Company, (b) a broad-based equity market index and (c) an industry-specific index. The broad-based market index used by the Company is the Nasdaq Stock Market Total Return Index - U.S. and the industry-specific index used is the Standard & Poors MidCap Foods Index.






                           [STOCK PERFORMANCE GRAPH]
















                                      Base        Indexed Returns
                                     Period       Year Ended
                                                  -------------------------------------------------------------------
Company/Index                       9/30/95        9/30/96       9/30/97       9/30/98        9/30/99       9/30/00
------------------------------     -----------    ----------    ----------    ----------     ----------    ----------
Gardenburger, Inc.                   $100.00         $ 72.73       $ 86.36       $103.41        $ 70.45       $ 31.82
Nasdaq U.S. Index                     100.00          118.68        162.92        165.50         270.38        358.89
S&P MidCap Foods Index                100.00          102.98        134.47        120.83         111.84         96.30


                                   Annual Percentage Return
                                   Year Ended
                                   -----------------------------------------------------------------------
Company/Index                        9/30/96        9/30/97       9/30/98         9/30/99        9/30/00
------------------------------     -----------    -----------    ----------     -----------    -----------
Gardenburger, Inc.                 (27.27)%       18.75%         19.74%         (31.87)%       (54.84)%
Nasdaq U.S. Index                   18.68         37.27            1.58          63.37          32.74
S&P MidCap Foods Index                2.98        30.58          (10.15)          (7.44)       (13.89)

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected Arthur Andersen LLP as its independent public accountants for the fiscal year ended September 30, 2001. Arthur Andersen LLP served as the Company's independent public accountants for the fiscal year ended September 30, 2000. A representative from Arthur Andersen LLP is expected to be present at the Company's Annual Meeting of Shareholders in order to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             MANAGEMENT TRANSACTIONS

The Company's Board of Directors has adopted a policy that any transactions between the Company and its officers, Directors, employees and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated parties. Any such transactions will be subject to the approval of a majority of the disinterested members of the Board of Directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Directors and executive officers and persons who own more than 10 percent of the outstanding shares of the Company's common stock ("10 percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its Directors, executive officers and 10 percent shareholders, the Company's officers, Directors and 10 percent shareholders complied with all applicable Section 16(a) filing requirements during 2000.

                              SHAREHOLDER PROPOSALS

Any shareholder who wishes to have a proposal included in the Company's proxy materials for its 2002 Annual Meeting must deliver the proposal to the Company at its principal executive office no later than September 7, 2001 (120 days prior to the anniversary of the mailing date of this Proxy Statement). Any such proposal must meet the informational and other requirements set forth in the SEC's rules and regulations in order to be eligible for inclusion in the proxy materials for that meeting.

The Company's bylaws also provide that a shareholder may not present a matter for action at a meeting (other than matters included in the notice of the meeting) unless the shareholder has delivered written notice thereof to the Secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of the Company's 2002 Annual Meeting, this notice must be received by the Company no later than December 15, 2001. The notice must include the information listed in the bylaw provision.

                          TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED SEPTEMBER 30, 2000. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, GARDENBURGER, INC., 1411 SW MORRISON STREET, SUITE 400, PORTLAND, OREGON 97205.


                                            By Order of the Board of Directors:



                                            Ronald C. Kesselman
Dated:  January 5, 2001                     CHAIRMAN OF THE BOARD OF DIRECTORS

                                                                      APPENDIX A

                               GARDENBURGER, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
                                   APRIL 2000

I.       OVERALL PURPOSE
The primary purpose of the Audit Committee is to assist the Board of Directors in achieving its oversight responsibilities in the following areas:

|X| Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

|X| Overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company;

|X| Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.


II.      COMPOSITION
The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III.     MEETINGS
The Committee shall meet at least quarterly, prior to the Company's release of earnings for the preceding quarter. In addition to the Committee members, Company management and the independent accountants will attend these quarterly meetings. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent accountants. The Committee will include other agenda topics, which, in its opinion, are necessary to executing its responsibilities under this charter. The Committee may meet more frequently as circumstances dictate.

IV.      ACTIVITIES
In fulfilling its overall purpose, the audit committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

|X|      General
|X|      Reporting
|X|      Independent Accountants
|X|      Key Risks and Controls
|X|      Ethical and Legal Standards


AREA:  GENERAL
--------------
1. Determine that each Committee member is independent and free from any relationships that would interfere with the exercise of his or her judgment as a member of the Committee. Definition of independence would exclude directors who:

|X|  Have been employed by the corporation during the past three years,

|X| Accept compensation in excess of $60,000 from the Company, or any of its affiliates during the previous fiscal year other than for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation,

|X| Are members of the immediate family of any executive officer employed during the past three years,

|X| Are executives of other corporations where any of the corporations executives serves on the compensation committee

|X| Is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the corporation made or received payments in any of the past three years that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the company's securities need not be considered for this purpose.

2. Determine that all Committee members are "financially literate" and at least one member has financial management experience, as defined by the full board.

3. Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the charter.

4. Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with the full Board of Directors.

5. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

AREA:  REPORTING
----------------
1. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2. Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.

3. Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this charter. Specifically, the report would require audit committees to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS 61 (including the quality of reporting) with independent auditors, and indicate that the audit committee has received the written report from auditors required by ISB 1 regarding auditors' independence. Finally, the report would require audit committee's to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Commission.

4. Publish the written charter in the annual report at least every three years or in the next proxy statement after a significant amendment.

5.   Meet  with  (telephonic  or  in  person)   financial   management  and  the
     independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the form 10Q filing/release of earnings.


AREA:  INDEPENDENT ACCOUNTANTS
------------------------------
1. Review and approve the selection of the independent accountants. It should be clear to the independent accountants that they are ultimately accountable to the board of directors and the audit committee as representatives of the shareholders

2. Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3. On an annual basis, receive a formal written statement from the independent auditors as to all significant relationships the accountants have with the Company to determine the accountants' independence.

4. Review with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

5. Review with management and the independent accountants at the completion of their audit:
|X| The existence of any fraud or illegal acts that the auditor may have become aware of;
[X| Any significant deficiencies in the design or operation of internal controls noted during the audit;
|X| Selection of and changes in significant accounting policies or their application;
|X| Process used by management in making significant accounting judgments or estimates
|X|  Significant audit adjustments
|X| Review by the auditors of other information in the audited financial statements.
|X|  Disagreements with management
|X| Consultation, if any, with other auditors on significant accounting matters |X| Serious difficulties encountered during the audit

6. Consider recommendations from the independent accountants and internal auditors regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

7. Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

AREA:  KEY RISKS AND CONTROLS
-----------------------------

1. Inquire of management, the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

2.   Review accounting and financial human resources and succession planning.


AREA:  ETHICAL AND LEGAL STANDARDS
----------------------------------

1. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

2. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

3. Review and approve updates periodically to the Corporations Code of Conduct and ensure that management has established a system to enforce this Code.

4.   Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B
                               GARDENBURGER, INC.

                            2001 STOCK INCENTIVE PLAN


                           EFFECTIVE FEBRUARY 13, 2001

                               GARDENBURGER, INC.
                            2001 STOCK INCENTIVE PLAN

                                    ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT. Gardenburger, Inc., an Oregon corporation
("Corporation"), hereby establishes the Gardenburger, Inc. 2001 Stock Incentive Plan (the "Plan") effective February 13, 2001, subject to shareholder approval as provided in Article 17.

     1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. The Plan also is intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

     1.3 PRIOR PLAN. The Plan will be separate from the Gardenburger 1992 Combination Stock Option Plan (the "Prior Plan"). The adoption and operation of the Plan will neither affect nor be affected by the continued existence of the Prior Plan except that:

          (a) After the effective date of the Plan, no further stock options will be granted under the Prior Plan; and

          (b) The number of Shares which may be made subject to Awards under the Plan will be adjusted pursuant to Section 4.2 to reflect cancellation, termination, or expiration of stock options previously granted under the Prior Plan.

                                   ARTICLE 2
                                   DEFINITIONS

     2.1 DEFINED TERMS. For purposes of the Plan, the following terms have the meanings set forth below:


          "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

          "AWARD AGREEMENT" means an agreement as described in Section 6.4.

          "BOARD" means the Board of Directors of Corporation.

          "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

          "COMMITTEE" means the Executive Personnel and Compensation Committee of the Board.

          "COMMON STOCK" means the no par value common stock of Corporation or any security of Corporation issued in substitution, exchange, or lieu of such common stock.

          "CONSULTANT" means any consultant or adviser to Corporation or a Subsidiary selected by the Committee, who is neither an employee of Corporation or a Subsidiary nor a Non-Employee Director.

          "CONTINUING RESTRICTION" means a Restriction contained in Sections 6.7, 6.8, and 16.4 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

          "CORPORATION" means Gardenburger, Inc., an Oregon corporation, or any successor corporation.

          "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section 7.8 of the Plan.

          "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

          "FAIR MARKET VALUE" means on any given date, the fair market value per share of the Common Stock determined as follows:

          (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

          (b) If trading activity in Common Stock is reported in the NASDAQ National Market System, the mean between the reported high and low sale prices of Common Stock as reported for such day by the NASDAQ or, if Common Stock trades were not reported on such date, on the next preceding day on which Common Stock trades were reported by the NASDAQ;

          (c) If trading activity in Common Stock is reported in the NASDAQ Bid and Asked Quotations, the mean between the bid price and asked price quote for such day as reported by the NASDAQ or, if there are no such quotes for Common Stock for such date, on the next preceding day for which bid and asked price quotes for Common Stock were reported by NASDAQ; or

          (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value will be as determined by the Committee after taking into consideration all factors that the Committee deems appropriate.

          "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

          "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

          "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

          "OPTION" means an ISO or an NQO (including a Deferred Compensation Option).

          "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

          "PARTICIPANT" means an employee or a Consultant of Corporation or a Subsidiary, or a Non-Employee Director who is granted an Award under the Plan.

          "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

          "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

          "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

          "PLAN" means this Gardenburger, Inc. 2001 Stock Incentive Plan, as set forth in this Plan document and as it may be amended from time to time.

          "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

          "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

          "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

          "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

          "RETIREMENT" means:

          (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

          (b) For Participants who are Non-Employee Directors, ceasing to serve as a member of the Board after (1) serving at least 5 years on the Board, and (2) attaining a retirement age specified by the Board for purposes of an Award to such Non-Employee Director; or

          (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

          However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

          "SHARE" means a share of Common Stock.

          "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

          "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

          "VEST" or "VESTED" means:

          (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

          (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

          (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

          (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

     2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan will also include the opposite gender; and the definition of any term in Section 2.1 in the singular will also include the plural, and vice versa.

                                   ARTICLE 3
                                 ADMINISTRATION

     3.1 Authority of the Board. The Board retains exclusive authority with respect to Awards granted to Non-Employee Directors, including the authority to:

          (a) Select the Non-Employee Directors who will be granted Awards; and

          (b) With respect to all Awards to Participants who are Non-Employee Directors, to determine:

               (i) The number and types of Awards to be granted to each Participant;

               (ii) The number of Shares, or Share equivalents, to be subject to each Award;

               (iii) The option price, purchase price, base price, or similar feature;

               (iv) All the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

References in the Plan to the authority or discretion of the Committee will also apply to the Board for purposes of Awards granted to Non-Employee Directors. Members of the Board who either (i) are eligible to receive Awards pursuant to the Plan or (ii) have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of Awards to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Awards.

     3.2 General. Except as provided in Section 3.1, the Plan will be administered by the Board or by the Committee, which shall consist of two or more "outside directors" (as that term is defined in applicable regulations promulgated under Code Section 162(m)).

     3.3 AUTHORITY OF THE COMMITTEE. Except as provided in Section 3.1, the Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

          (a) Construe and interpret the Plan and any Award Agreement;

          (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

          (c) Select the employees and Consultants who will be granted Awards;

          (d) Determine the number and types of Awards to be granted to each such Participant;

          (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

          (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

          (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

     Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

     3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, will be the valid acts of the Committee.

     3.5 LIABILITY OF BOARD AND COMMITTEE MEMBERS. No member either of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

     3.6 COSTS OF PLAN. The costs and expenses of administering the Plan will be borne by Corporation.


                                   ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

     4.1 DURATION OF THE PLAN. The Plan is effective February 13, 2001, subject to approval by Corporation's shareholders as provided in Article 17. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

     4.2 SHARES SUBJECT TO THE PLAN. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. Subject to adjustment pursuant to Article 14, the maximum number of Shares for which Awards may be granted under the Plan (the "Reserved Shares") is 1,400,000, plus the number of Shares that remain available for the grant of stock options under the Prior Plan described in Section 1.3 as of the effective date of the Plan. If an Award under the Plan (or any option previously granted under the Prior Plan) is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be added back into the Reserved Shares and made available for future Awards under the Plan.

                                   ARTICLE 5
                                  ELIGIBILITY

     Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Directors who are designated by the Committee will be eligible to receive Awards under the Plan.

                                   ARTICLE 6
                                     AWARDS

     6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

          (a) Options governed by Article 7 of the Plan;

          (b) Stock Appreciation Rights governed by Article 8 of the Plan;

          (c) Restricted Awards governed by Article 9 of the Plan;

          (d) Performance Awards governed by Article 10 of the Plan; and

          (e) Other Stock-Based Awards or combination awards governed by Article 11 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

     6.2 GENERAL. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

     6.3 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

     6.4 AWARD AGREEMENTS. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

     6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards will be subject to the following provisions:

          (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the alternative Award or Awards.

          (b) Rights as Shareholders. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

          (c) Employment Rights. Neither the adoption of the Plan, the granting of any Award, nor the entering into any Award Agreement will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of Corporation or a Consultant to Corporation or any Subsidiary, as the case may be, nor will it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

          (d) Restriction on Transfer. Unless otherwise expressly provided in an individual Award Agreement, each Award (other than Restricted Shares after they Vest) will not be transferable otherwise than by will or the laws of descent and distribution and will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement that the
     Award:

               --   May be fully transferred;

               --   May be freely transferred to a class of transferees
                  specified in the Award Agreement; or

               --   May be transferred, but only subject to any terms and
                  conditions specified in the Award Agreement (including, without limitation, a condition that an Award may only be transferred without payment of consideration).

          Furthermore, notwithstanding the foregoing, any Award may be surrendered to Corporation pursuant to Section 6.5(h) in connection with the payment of the purchase or option price of another Award or the payment of the Participant's federal, state, or local tax, or tax withholding obligation with respect to the exercise or payment of another Award.

          (e) Termination Of Employment. The terms and conditions under which an Award may be exercised or may continue to become Vested, if at all, after a Participant's termination of employment or service as a Non-Employee Director or a Consultant will be determined by the Committee and specified in the applicable Award Agreement.

          (f) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in that Award Agreement), as of the date of such change in control (or as of a specified event following a change in control):

               (i) All, or a specified portion of, Awards requiring exercise will become fully and immediately exercisable, notwithstanding any other limitations on exercise;

               (ii) All, or a specified portion of, Awards subject to Restrictions will become fully Vested; and

               (iii) All, or a specified portion of, Awards subject to Performance Goals will be deemed to have been fully earned.

          Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards will become exercisable, become Vested, or become earned as of a change in control date (or as of a specified event following a change in control) only if, or to the extent, such acceleration in the exercisability, Vesting, or becoming earned of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

          (g) Conditioning or Accelerating Benefits. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all the property and assets of Corporation, or an event of the type described in Article 14 of this Plan. Furthermore, whether or not specified in any Award Agreement (unless an Award Agreement expressly provides otherwise), the Committee may at any time, in its discretion, accelerate the Vesting of any or all Awards.

          (h) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, the Participant's federal, state, or local tax, or tax withholding, obligation with respect to such issuance, or both, in whole or in part by any one or more of the following:

               (i) By delivering previously owned Shares (including Restricted Shares, whether or not vested);

               (ii) By surrendering other outstanding Vested Awards under the Plan denominated in Shares or in Share equivalent units;

               (iii) By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award;

               (iv) By delivering to Corporation a promissory note payable on such terms and over such period as the Committee determines;

               (v) By delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the
          Committee:

                    (A) To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                    (B) To pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

               (vi) In any combination of the foregoing or in any other form approved by the Committee.

          If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award will be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

          (i) Reporting Persons. With respect to all Awards granted to Reporting
     Persons:

               (i) Awards requiring exercise will not be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

               (ii) Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

     provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5(i) will apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons will also comply with any future restrictions imposed by such Rule 16b-3.

          (j) Service Periods. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

          (k) Form of Payment upon Settlement of Awards. Payment to a Participant upon settlement of an Award may be in Shares, cash (either in a lump sum or in installment payments, with or without interest, over a period specified in the Award Agreement), by issuance of a Deferred Compensation Option, or in any combination of the above, or in any other form the Committee determines.

     6.6 TAX WITHHOLDING. Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan must make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

     6.7 ANNULMENT OF AWARDS. Any Award Agreement may, in the Committee's discretion, provide that the grant of an Award payable in cash is revocable until cash is paid in settlement of the Award or that the grant of an Award payable in Shares is revocable until the Participant becomes entitled to a stock certificate in settlement of the Award. In the event the employment (or service as a Non-Employee Director or a Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable will be annulled as of the date of such termination for cause. For the purpose of this Section 6.7, the term "for cause" will have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

     6.8 ENGAGING IN COMPETITION WITH THE CORPORATION. Any Award Agreement may, in the Committee's discretion, provide that if a Participant terminates employment (or service as a Non-Employee Director or a Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that was realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Director or a Consultant) with Corporation.

                                   ARTICLE 7
                                     OPTIONS

     7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options). The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

     7.2 GENERAL. Options will be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

     7.3 OPTION PRICE. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than:

          (a) 25 percent of the Fair Market Value of a Share on the date of grant in the case of a Deferred Compensation Option;

          (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options; or

          (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

     7.4 OPTION TERM. The Award Agreement for each Option will specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

     7.5 TIME OF EXERCISE. The Award Agreement for each Option will specify, as determined by the Committee:

          (a) The time or times when the Option becomes exercisable and whether the Option becomes exercisable in full or in graduated amounts based on:

     (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

          (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

          (c) The extent, if any, that the Option will remain exercisable after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable will be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

     7.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended. Without limiting the foregoing, all ISO Awards will be subject to the following terms and conditions (unless the Committee determines that such restrictions are no longer necessary in order for an Award to meet ISO requirements):

          (a) The term of the ISO may not exceed 10 years from the date the ISO is granted (and may not exceed 5 years for ISOs granted to an employee who, as of the date of the grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Corporation (a "10 Percent Shareholder"));

          (b) The option exercise price for an ISO may not be lower than 100 percent of the Fair Market Value of a Share as of the date the ISO is granted (and may not be lower than 110 percent of such Fair Market Value for an ISO granted to a 10 Percent Shareholder); and

          (c) The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares subject to all ISOs granted to any Participant under the Plan and any other plans maintained by Corporation with respect to which the ISOs first become exercisable during any calendar year may not exceed $100,000 (the "$100,000 Limitation"). If and to the extent an Option granted under the Plan that is otherwise designated as or intended to be an ISO exceeds the $100,000 Limitation, the Option will be treated as two Options granted under the Plan, an ISO with respect to the portion of the Option that satisfies the $100,000 Limitation, and a separate Nonqualified Option with respect to the portion of the Option that exceeds the $100,000 Limitation.

     7.7 RESTRICTED SHARES. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

     7.8 DEFERRED COMPENSATION OPTIONS. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price will be determined by the Committee subject to Section 7.3(a) of the Plan. The number of Shares subject to a Deferred Compensation Option will be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee may grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

     7.9 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion specified in the original Award Agreement of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee determines, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

     7.10 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. In no event may Options be granted under the Plan for more than (a) 250,000 Shares in connection with the hiring of a new Chief Executive Officer, or (b) 50,000 Shares for all other situations to any individual during any one calendar year period.

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1 GENERAL. Stock Appreciation Rights will be subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

     8.2 NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee so specifies in the Award Agreement, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR will have been exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee determines.

     8.3 EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR will be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

     8.4 LIMITATION ON NUMBER OF STOCK APPRECIATION RIGHTS. In no event may more than 10,000 Stock Appreciation Rights be granted to any individual under the Plan during any one calendar year period.

                                   ARTICLE 9
                                RESTRICTED AWARDS

     9.1 TYPES OF RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

          (a) Nature of Restricted Shares. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a Non-Employee Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving Restricted Shares will be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and will be required to execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power will be held in custody by Corporation until the Restrictions on those Shares have lapsed.

          (b) Nature of Restricted Units. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Non-Employee Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

     9.2 GENERAL. Restricted Awards will be subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

     9.3 RESTRICTION PERIOD. Award Agreements for Restricted Awards will provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Director or a Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee designates in the Award Agreement (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards will usually Vest based on continued employment (or service as a Non-Employee Director or a Consultant) and Performance Awards under Article 10 will usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Director or a Consultant). In such case, the Restriction Period for such a Restricted Award will include the period prior to satisfaction of the Performance Goals.

     9.4 FORFEITURE. If a Participant ceases to be an employee (or Consultant or Non-Employee Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

     9.5 SETTLEMENT OF RESTRICTED AWARDS.

          (a) Restricted Shares. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in any form described in Section 6.5(k).

          (b) Restricted Units. Upon Vesting of a Restricted Unit Award, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit in any form described in
     Section 6.5(k) will be made as soon as practicable following the conclusion of the applicable Restriction Period.

     9.6 RIGHTS AS A SHAREHOLDER. A Participant will have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares will be treated as additional Shares covered by the grant of Restricted Shares and will be subject to the same Restrictions.

                                   ARTICLE 10
                               PERFORMANCE AWARDS

     10.1 GENERAL. Performance Awards will be subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Awards may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

     10.2 NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such Performance Award in the event specified performance criteria are not met within a designated period of time.

     10.3 PERFORMANCE CYCLES. For each Performance Award, the Committee will designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

     10.4 PERFORMANCE GOALS. The Committee will establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     10.5 DETERMINATION OF AWARDS. As soon as practicable after the end of a Performance Cycle, the Committee will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals. Settlement of earned Performance Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under this Section 10.5, in any form described in Section 6.5(k).

     10.6 PERFORMANCE GOALS FOR EXECUTIVE OFFICERS. The performance goals for Performance Awards granted to executive officers of Corporation may relate to corporate performance, business unit performance, or a combination of both.

          -- Corporate performance goals will be based on financial performance goals related to the performance of Corporation as a whole and may include one or more measures related to earnings, profitability, efficiency, or return to stockholders such as earnings per share, operating profit, stock price, costs of production, or other measures.

          -- Business unit performance goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introductory products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, costs of production, or other measures.

          -- Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

     10.7 AWARD LIMITATIONS. The maximum number of Shares issuable with respect to Performance Awards granted to any individual executive officer may not exceed 10,000 Shares for any one calendar year period.

                                   ARTICLE 11
                    OTHER STOCK BASED AND COMBINATION AWARDS

     11.1 OTHER STOCK-BASED AWARDS. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specified form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

     11.2 COMBINATION AWARDS. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this Section 11.2 will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

     The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee will establish rules and procedures for such payment deferrals, including, but not limited to:
(a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

         Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

                                   ARTICLE 14
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

     14.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted under the Plan do not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     14.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 15
                            AMENDMENT AND TERMINATION

         The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or over the counter stock trading system.

                                   ARTICLE 16
                                  MISCELLANEOUS

     16.1 UNFUNDED PLAN. The Plan is unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of or other encumbrance on any property of Corporation.

     16.2 PAYMENTS TO TRUST. The Committee is authorized (but not obligated) to cause to be established a trust agreement or several trust agreements under which the Committee may make payments of amounts due or to become due to Participants in the Plan.

     16.3 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

     16.4 SECURITIES LAW RESTRICTIONS. No Shares may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     16.5 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Oregon.

                                   ARTICLE 17
                              SHAREHOLDER APPROVAL

         The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by (a) the affirmative vote of the holders of at least a majority of the outstanding shares of Corporation's capital stock present, or represented by proxy, and entitled to vote at Corporation's 2001 annual meeting of shareholders and (b) the affirmative vote of the holders of at least a majority of the outstanding shares of Corporation's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, voting as a single voting group.

                                                                      APPENDIX C

                 AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

Gardenburger, Inc., a corporation organized and existing under the laws of the state of Oregon, hereby amends its restated articles of incorporation (the "Restated Articles") as follows:

Article II of the Restated Articles shall be amended by adding a new Section 6 to the end of Article II, which new section shall read as follows:

[Any of the alternative proposals listed in brackets may be implemented, as determined at the discretion of the Board of Directors].

"6. Upon the filing of this amendment to the Corporation's Restated Articles of Incorporation (the "Effective Time") pursuant to Oregon law, each [5] [6] [7] Common shares issued and outstanding immediately prior to the Effective Time shall be reclassified as and converted into one validly issued, fully paid and nonassessable Common share (the "New Common Stock"), without any action by the holder thereof. The Corporation will not issue fractions of shares of the New Common Stock in connection with such reclassification and conversion; instead, shareholders who, immediately prior to the Effective Time, own a number of Common shares that is not evenly divisible by [5] [6] [7] shall, with respect to such fractional interests, be entitled to receive from the Corporation in lieu of a fraction of a share of New Common Stock an amount in cash equal to the product obtained by multiplying such fractional share of New Common Stock by [5] [6] [7] times the average closing price per Common share on the securities trading market on which the Common shares were traded for the five trading days immediately preceding the effective date of the reclassification and conversion. Each certificate representing Common shares outstanding as of the Effective Time will thereafter represent that number of shares of New Common Stock into which such Common shares shall have been reclassified and converted. Each person holding a certificate or certificates representing Common shares as of the Effective Time shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled as a result of the reclassification and conversion."

                               GARDENBURGER, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Ronald C. Kesselman and James W. Linford as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on February 13, 2001, at 10:00 a.m. Pacific Standard Time, and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

             PLEASE MARK, SIGN, AND RETURN THE PROXY CARD PROMPTLY


                 (Continued and to be signed on reverse side.)

                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

First Chicago Trust Company--Gardenburger

--------------------------------------------------------------------------------
     Please mark your
/X/  votes as in this
     example.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEMS BELOW, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ---
                                 ---
--------------------------------------------------------------------------------
              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
        FOR EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3.
--------------------------------------------------------------------------------

                       FOR   WITHHELD
1. Election of                         Nominees:
   Directors (Check    / /     / /     Alexander P. Coleman, Ronald C. Kesselman
   only one box)                       Richard L. Mazer, Paul F. Wenner

Instructions:  To withhold authority to vote for any individual nominee, mark
               "For" above and write the individual's name on the line below.

2. Proposal to              FOR    AGAINST   ABSTAIN
   approve the 2001         / /     / /        / /
   Stock Incentive
   Plan

3. Proposal to approve      FOR    AGAINST   ABSTAIN
   an amendment to          / /     / /        / /
   Gardenburger, Inc.'s
   Articles of Incor-
   poration to effect
   a reverse stock
   split of its common
   stock

                                        In their discretion, the Proxies are
                                        authorized to consider and act upon any
                                        other matter which may properly come
                                        before the meeting or any adjournment
                                        thereof.

-------------------------               The undersigned acknowledges receipt of
                                        the 2001 Notice of Annual Meeting and
                                        accompanying Proxy Statement and revokes all prior proxies for said meeting.


SIGNATURE(S)___________________________      DATE___________________, 2001.

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






                    YOU ARE CORDIALLY INVITED TO ATTEND THE

                       ANNUAL MEETING OF SHAREHOLDERS OF

                               GARDENBURGER, INC.

                                   TO BE HELD

                           TUESDAY, FEBRUARY 13, 2001

                        10:00 A.M. PACIFIC STANDARD TIME,

                            OREGON CONVENTION CENTER

                     777 NE MARTIN LUTHER KING JR. BOULEVARD

                             PORTLAND, OREGON 97232

          P R O X Y

                               GARDENBURGER, INC.

               TO HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS


The undersigned holder of Series A Convertible Preferred Stock of Gardenburger, Inc. hereby appoints Ronald C. Kesselman and James W. Linford as proxies, each with power to act alone and with full power of substitution, to vote all of the shares of Series A Convertible Preferred Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on February 13, 2001, at 10:00 a.m. Pacific Standard Time and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                 (Continued and to be signed on reverse side.)

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEMS BELOW, THIS PROXY WILL BE VOTED FOR EACH OF
THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.        ---
                                     ---

               FOR    WITHHELD
               / /        / /
1. Election of                     Nominees:
   Directors                       Kyle A. Anderson, Alexander P. Coleman, Jason
                                   M. Fish, Ronald C. Kesselman, Richard L.
(Check only one box)               Mazer, Paul F. Wenner

Instruction: To withhold authority to vote for any individual nominee, mark "FOR" above and write the individual's name on the line below.


_________________________________

________________________________________________________________________________

2. Proposal to              FOR    AGAINST   ABSTAIN
   approve the 2001         / /     / /        / /
   Stock Incentive
   Plan

3. Proposal to approve      FOR    AGAINST   ABSTAIN
   an amendment to          / /     / /        / /
   Gardenburger, Inc.'s
   Articles of Incor-
   poration to effect
   a reverse stock
   split of its common
   stock

In their discretion, the proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the 2001 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting relating to the Series A Convertible Preferred Stock.


SIGNATURE(S)____________________________________DATE_____________________, 2001.
________________________________________________________________________________
NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporation name by an authorized officer. Partnerships should sign in partnership name by an authorized person.